Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring
  Statement:                 April 19, 2006

Issuer Name and Ticker or
  Trading Symbol:            AutoNation, Inc. (AN)

Designated Filer:            ESL Investments, Inc.

Other Joint Filers:          ESL Partners, L.P., ESL Institutional Partners,
                             L.P., ESL Investors, L.L.C., CBL Partners, L.P.,
                             ESL Investment Management, LLC, Tynan, LLC, RBS
                             Partners, L.P., and RBS Investment Management,
                             LLC, Edward S. Lampert and William C. Crowley

Addresses:                   The principal business address of each of the
                             Joint Filers above is 200 Greenwich Avenue,
                             Greenwich, CT 06830.

Signatures:                  ESL INVESTMENTS, INC.

                                By:   /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL PARTNERS, L.P.

                             By:  RBS Partners, L.P., as its general partner

                             By:  ESL Investments, Inc., as its general partner

                                By:   /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL INSTITUTIONAL PARTNERS, L.P.

                             By:  RBS Investment Management, LLC, as its
                                    general partner

                             By:  ESL Investments, Inc., as its manager

                                By:   /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL INVESTORS, L.L.C.

                             By:  RBS Partners, L.P., as its managing member

                             By:  ESL Investments, Inc., as its general partner

                             By:      /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel





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                             CBL PARTNERS, L.P.

                             By:  ESL Investments, Inc., its general partner

                             By:      /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL INVESTMENT MANAGEMENT, LLC

                             By:      /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             TYNAN, LLC

                             By:      /s/ William C. Crowley
                                      ----------------------
                                      Name:   William C. Crowley
                                      Title:  Member

                             RBS PARTNERS, L.P.

                             By:  ESL Investments, Inc., as its general partner

                             By:      /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             RBS INVESTMENT MANAGEMENT, LLC

                             By:  ESL Investments, Inc., as its manager

                                By:   /s/ Theodore W, Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             EDWARD S. LAMPERT

                             /s/ Edward S. Lampert
                             ---------------------
                             Edward S. Lampert

                             WILLIAM C. CROWLEY

                             /s/ William C. Crowley
                             ----------------------
                             William C. Crowley